Exhibit 99.1

REAL GOODS SOLAR, INC. 833 W. SOUTH BOULDER ROAD LOUISVILLE, CO 80027 ATTN: ANTHONY M. DIPAOLO VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M63797-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY REAL GOODS SOLAR, INC. The Board of Directors recommends you vote FOR proposals 1, 2 and 3. 1. To approve the Real Goods Solar Stock Issuance. 2. To approve the amendment to the 2008 Long-Term Incentive Plan to increase the number of shares authorized for issuance under the Plan. 3. To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are not sufcient votes at the time of the Special Meeting to approve the foregoing proposals. For Against Abstain NOTE: This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR each proposal and in the discretion of the proxies with respect to such other business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof. For address changes and/or comments, please check this box and write them on the back where indicated. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other duciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized oficer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

M63798-TBD REAL GOODS SOLAR, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS ON [TBD], 2013 The Special Meeting of the Shareholders of Real Goods Solar, Inc. (the “Company”) will be held on [TBD], 2013 at [TBD] local time, at the [TBD]. The undersigned, having received the notice of the Special Meeting, hereby constitutes and appoints Kamyar (Kam) Mofid and Anthony DiPaolo, his/her true and lawful agents and proxies, with power of substitution and resubstitution in each, to represent and vote at the Special Meeting scheduled to be held on [TBD], 2013, or at any adjournment or postponement thereof, on all matters coming before said meeting, all shares of the Company’s Class A common stock, which the undersigned may be entitled to vote. The above proxies are hereby instructed to vote as shown on the reverse side of this card. YOUR VOTE IS IMPORTANT To vote through the Internet or by telephone, please see the instructions on the reverse side of this card. To vote by mail, sign and date this card on the reverse and mail promptly in the enclosed postage-paid envelope. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side